                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        -------------------------------

       Date of Report (Date of earliest event reported): November 6, 2001

                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as Specified in Charter)

            GEORGIA                                    001-13183                            56-2122873
   ----------------------------                ------------------------               ----------------------
   (State or Other Jurisdiction                (Commission File Number)                  (I.R.S. Employer
         of Incorporation)                                                            Identification Number)

8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                      30350
----------------------------------------------                   ----------
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (770) 394-6000
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The registrant hereby amends its report filed on Form 8-K on November 20, 2001 by deleting the text under Item 7 and replacing it with the following:

(a) Financial Statement of Business Acquired.

Included as Exhibit 99.3 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

Included as Exhibit 99.4 hereto and incorporated herein by reference.

(c) Exhibits.


                  Exhibit No.       Description
                  -----------       -----------

                  99.1 Press release regarding the acquisition of St. Andrews*

                  99.2              Report of Independent Public Accountants

                  99.3 The following audited financial statement of business acquired: Statement of specific operating expenses in excess of revenues of St. Andrews at The Polo Club for the nine months ended September 30, 2001.

                  99.4 The following unaudited pro forma financial statements:

                                    (1) Pro forma condensed consolidated balance
                                        sheet as of September 30, 2001
                                        (unaudited).

                                    (2) Pro forma consolidated statement of
                                        operations for the nine months ended
                                        September 30, 2001 (unaudited).

* Previously filed with the registrant's Current Report on Form 8-K filed November 20, 2001.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be filed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS REALTY INVESTORS, INC.



 Dated: January 18, 2002                By:  /s/ Charles R. Elliott
                                             ------------------------
                                             Charles R. Elliott
                                             Chief Financial Officer


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


                                  Exhibit Index


Exhibit No.       Description

99.1              Press Release regarding the acquisition of St. Andrews*

99.2              Report of Independent Public Accountants

99.3 The following audited financial statement of business acquired: Statement of specific operating expenses in excess of revenues of St. Andrews at The Polo Club for the nine months ended September 30, 2001.

99.4              The following unaudited pro forma financial statements:

                  (1) Pro forma condensed consolidated balance sheet as of
                      September 30, 2001 (unaudited).

                  (2) Pro forma consolidated statement of operations for the nine months ended September 30, 2001 (unaudited).

* Previously filed with the registrant's Current Report on Form 8-K filed November 20, 2001.


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